UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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PTC THERAPEUTICS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 10, 2016. PTC THERAPEUTICS, INC. You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares.You can vote only by following the instructions on the reverse side. This communication presents only an overview of the more complete proxy PTC THERAPEUTICS, INC. 100 CORPORATE COURT SOUTH PLAINFIELD, NJ 07080-2449 materials which contain important information and are available to you on the Internet or by mail. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. instructions on how to obtain proxy materials E07518-P75777 See the reverse side of this notice for and how to vote. Meeting Information Meeting Type:Annual Meeting For holders as of:April 20, 2016 Date: June 10, 2016Time: 2:00 p.m., Eastern Time Location: Embassy Suites 121 Centennial Ave. Piscataway Township, NJ 08854

Before You Vote How to Access the Proxy Materials Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. E07519-P75777 Vote In Person: If you are a registered stockholder (that is, you hold these shares in your name), you must present valid identification to vote at the meeting. If you hold these shares in street name (that is, in the name of the brokerage firm or bank holding the securities account in which these shares are held), you will need to obtain a "legal proxy" from the holder of record to vote at the meeting. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Proxy Materials AAvvaaiillaabbllee ttooVVIEIEWWoorrRREECCEEIVIVEE: : NOTICE AND PROXY STATEMENT2015 ANNUAL REPORT How to View Online: following page) and visit: www.proxyvote .com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 29, 2016 to facilitate timely delivery.

The Board of Directors recommends you vote FOR each of the following director nominees: 1. Election of Directors Nominees: The Board of Directors recommends you vote FOR proposal 5: 01) 02) 03) 04) Allan Jacobson, Ph.D. C. Geoffrey McDonough, M.D. David P. Southwell Dawn Svoronos 5. Approval of the 2016 Employee Stock Purchase Plan. The Board of Directors recommends you vote FOR proposal 6: The Board of Directors recommends you vote FOR proposal 2: 2. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016. 6. Approval of stockholder resolution concerning the adoption by the Board and submission to stockholders of a ‘proxy access’ bylaw, if properly presented at the meeting. The Board of Directors recommends you vote FOR proposal 3: NOTE: To transact any other business that may be properly brought before the meeting or any adjournment or postponement of the meeting. 3. Advisory vote to approve named executive officer compensation. The Board of Directors recommends you vote "1 YEAR" on proposal 4: 4. Advisory vote on the frequency of the advisory vote to approve named executive officer compensation. E07520-P75777 Voting Items

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